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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of Earliest Event Reported) --January 22, 2001

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                         RELIANCE GROUP HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                       1-8278                13-3082071
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

     5 Hanover Square, New York, NY                                      10004
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(Address of principal executive offices)                              (Zip Code)


                                 (212) 858-3600
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              (Registrant's telephone number, including area code)

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                     Park Avenue Plaza, New York, NY 10055
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             (Former name or address, if changed since last report)

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Item 5.  Other Events.

A.  Cambridge Transaction

         On January 22, 2001, 569 employees of Reliance Insurance Company ("Reliance"), a wholly owned subsidiary of the registrant, were transferred to Cambridge Integrated Services, Inc. ("Cambridge"), pursuant to a Claims Services Agreement (the "Agreement"), dated December 21, 2000, among Reliance, certain affiliates of Reliance (collectively, the "Reliance Insurers") and Cambridge, under which Cambridge has agreed to provide claims management services for the Reliance Insurers. The Agreement is incorporated herein by reference to Exhibit
99.1 hereof.

B.  Press Release

         The information contained in the press release issued on January 24, 2001, by Reliance Group Holdings, Inc. with respect to restructuring negotiations is incorporated herein by reference to Exhibit 99.2 hereof.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

         99.1 Claims Services Agreement, dated December 21, 2000, among Reliance Group Holdings, Inc., Cambridge Integrated Services Group, Inc. and Certain Reliance Insurers.

         99.2 Press Release of Reliance Group Holdings, Inc., dated January 24, 2001.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended Reliance Group Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RELIANCE GROUP HOLDINGS, INC.



                                             By: /s/ George E. Bello
                                                --------------------------------
                                                Name:  George E. Bello
                                                Title: Executive Vice President
                                                       and Controller


Date: January 31, 2001


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                                 EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Agreement dated December 21, 2000 among Reliance Group Holdings, Inc., Cambridge Integrated Services Group, Inc. and certain Reliance Insurers.

99.2           Press Release of Reliance Group Holdings, Inc., dated January 24,
               2001


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